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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Forms S-8 No. 33-52991, No. 33-47997, No. 33-44697 and No. 33-39260) of Ramsay
Health Care, Inc. of our report dated September 13, 1995, with respect to the consolidated financial statements and schedule of Ramsay Health Care, Inc., included in this Annual Report (Form 10-K) for the year ended June 30, 1995.

                                        Ernst & Young LLP

New Orleans, Louisiana
September 26, 1995